SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 12, 2006


                             The Topps Company, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


                                    000-15817
                            (Commission File Number)

                                   11-2849283
                      (I.R.S. Employer Identification No.)


                    One Whitehall Street, New York, NY 10004
                                 (212) 376-0300
          (Address of principal executive offices and telephone number)

                                 Not Applicable
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

     On October 12, 2006, The Topps Company, Inc. (the "Company") entered into a License Agreement (the "Agreement") with Major League Baseball Properties, Inc. ("MLB"). Under the terms of the Agreement, the Company agrees to pay certain royalty, minimum guarantee and advertising fees and the Company is granted certain rights to manufacture and distribute products, including baseball trading cards, featuring various MLB-related marks and images. The Agreement terminates on date December 31, 2009.

     The Agreement will be filed as an exhibit to the Company's quarterly report on Form 10-Q for the quarter ending on November 25, 2006, with portions to be omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.


Item 8.01 Other Events

     On October 18, 2006, the Company issued a press release announcing the appointment of Allan Feder to serve as the lead director of the Company's Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

     99.1 Press Release of The Topps Company, Inc., October 18, 2006.

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: October 18, 2006

                                        THE TOPPS COMPANY, INC.



                                        By: /s/ Arthur T. Shorin
                                        ----------------------------
                                        Name: Arthur T. Shorin
                                        Title: Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number             Description

99.1           Press Release of The Topps Company, Inc., dated October 18, 2006.